FOURTH AMENDMENT TO CONVEYANCE
                                             OF GAS PROCESSING RIGHTS







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                                TABLE OF CONTENTS

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RECITALS.................................................................................................1

1.       DEFINITIONS.....................................................................................2

2.       TERM............................................................................................6
         2.1      Primary and Successive Terms...........................................................6
         2.2      Termination of Agreement...............................................................6
         2.3      Survival Provision.....................................................................6
                  2.3.1    Post Termination:  Continuation as to Committed Leases........................6
                  2.3.2    Post Termination: Proposals for New Volumes...................................6
         2.4      Early Termination of Entire Agreement Due To Unprofitable Processing...................7
                  2.4.1    Right to Terminate............................................................7
                  2.4.2    Obligation to Continue Processing. ...........................................7

3.       ASSIGNMENT OF GAS PROCESSING RIGHTS.............................................................7
         3.1      Grant of Processing Rights.............................................................7
         3.2      Attachment of Gas Processing Rights....................................................8
         3.3      Producers Nondisturbance Covenant; Prior Reservations or Contracts.....................8
         3.4      Processor's Right to Consume PTR.......................................................9
         3.5      Title to Raw Make, Products, Processor's Retrograde and PTR............................9
         3.6      Limitations on Upstream Processing.....................................................9
                  3.6.1    Producer's Operational Requirements...........................................9
                  3.6.2    Processor's Exclusive Rights..................................................9
                  3.7      NGL Banks.....................................................................9

4.       PROCESSOR'S OBLIGATION TO PROCESS AND
         REDELIVER; LIMITATIONS.........................................................................10
         4.1      Processor's Obligation to Process and Redeliver Residue Gas...........................10
         4.2      Temporary Cessation of Processing.....................................................10
         4.3      Refused Volumes.......................................................................10
                  4.3.1    Insufficient Capacity; Option to Refuse Volumes..............................10
                  4.3.2    Option to Reacquire Refused Volumes..........................................10
         4.4      Excludable Gas........................................................................11
                  4.4.1    Option to Exclude Certain Gas................................................11
                  4.4.2    Terms of Continued Processing Pending Third Party Contract...................11
                  4.4.3    Option to Reacquire Excludable Gas. .........................................11
         4.5      Unprofitable Plant....................................................................11
                  4.5.1    Right to Close Unprofitable Plant. ..........................................11
                  4.5.2    Terms of Continued Processing. ..............................................12
         4.6      Suspension in Case of Dangerous Condition.............................................12

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5.       SPECIFICATIONS FOR GAS AND SLUG LIQUIDS........................................................12
         5.1      Quality Specifications................................................................12
         5.2      Testing...............................................................................12
         5.3      Off-Spec Deliveries...................................................................13
         5.4      Notification of Non-Conformity; Rejection of Delivery.................................13
         5.5      Acceptance of Nonconforming Product...................................................13
         5.6      Processor's Limited Commitment to Accept Non-Conforming Product.......................13
         5.7      Specifications for Residue Gas Redelivered by Processor...............................13
         5.8      Off Spec Pipeline.....................................................................14

6.       CONSIDERATION..................................................................................14
         6.1      Payment ..............................................................................14
         6.2      Consideration Basis...................................................................14
6.3      Consideration Timing...........................................................................14
         6.4      Consideration Basis Updates...........................................................14
6.5      Processor Provided PTR.........................................................................14

7.       PTR AND PTR TRANSPORTATION.....................................................................15

8.       ROYALTY........................................................................................15
         8.1      Responsibility for Royalty Payments...................................................15
         8.2      Delivery of Royalty Taken In Kind.....................................................16
         8.3      Compliance with Federal Acts..........................................................16

9.       METERING, ANALYSIS, AND ALLOCATION.............................................................16
         9.1      Gas Metering, Analysis and Reports....................................................16
         9.2      Liquids Metering and Analysis. .......................................................17
         9.3      Meter Failure.........................................................................17

10.      INDEMNITY......................................................................................17

11.      CURTAILMENT....................................................................................17
         11.1     Mutual Agreement Not to Curtail or Withhold.  ........................................18
         11.2     Limited Right to Interrupt Performance for Maintenance, etc.. ........................18

12.      FORCE MAJEURE..................................................................................18
         12.1     Performance Excused...................................................................18
         12.2     Force Majeure Defined.................................................................18

13.      AUDIT RIGHTS...................................................................................19

14.      NOTIFICATIONS..................................................................................19
         14.1     Annual Information....................................................................19
         14.2      Notice of  Material Changes to Annual Information....................................19
         14.3     Notice of Proposed Transfers of Dedicated Leases......................................19
         14.4     Notice of Pending Transportation Agreements...........................................19
         14.5     Notice of Scheduled Plant Downtime....................................................20



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15.      CONFIDENTIALITY................................................................................20
         15.1     General...............................................................................20
         15.2     Annual Information....................................................................20

16.      DISPUTE RESOLUTION.............................................................................20
         16.1     Arbitration...........................................................................20
         16.2     Initiation of Procedures..............................................................21
         16.3     Negotiation Between Executives........................................................21
         16.4     Binding Arbitration...................................................................21

17.      TRANSFER AND ASSIGNMENT........................................................................22
         17.1     Successors and Assigns................................................................22
         17.2     Processor's Rights Under Leases.......................................................22
         17.3     Affiliates of Producer Parties........................................................22
         17.4     Excepted Leases.......................................................................23

         18.      MISCELLANEOUS.........................................................................22
         18.1     Title and Captions....................................................................23
         18.2     Pronouns and Plurals..................................................................23
         18.3     Separability..........................................................................23
         18.4     Successors............................................................................23
         18.5     Further Actions.......................................................................23
         18.6     Notices...............................................................................23
         18.7     Amendment only in Writing.............................................................24
         18.8     Right of Ingress and Egress...........................................................24
         18.9     No Special Damages....................................................................24
         18.10    Applicable Law........................................................................24
         18.11    Entire Agreement......................................................................24
         18.12    Counterparts..........................................................................24

EXHIBIT A............................................................Dedicated Leases as of August 1, 1999
EXHIBIT B................. ................................................................Excluded Leases
EXHIBIT C................................................................Consideration Bases (Inside FERC)
EXHIBIT D..................................................................Consideration Bases (Gas Daily)
EXHIBIT E.................. ............................................................Upstream Pipelines
EXHIBIT F.............................................................................Letter of Attornment


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                         FOURTH AMENDMENT TO CONVEYANCE
                            OF GAS PROCESSING RIGHTS

     THIS FOURTH AMENDMENT TO CONVEYANCE OF GAS PROCESSING RIGHTS (this "Agreement") dated as of August 1, 1999 is made by and between Tejas Natural Gas Liquids, LLC ("Processor"), a Delaware limited liability company, on the one hand, and Shell Oil Company ("SOC"), Shell Exploration & Production Company ("SEPCO"), Shell Offshore Inc. ("SOI"), Shell Deepwater Development Inc. ("SDDI"), Shell Deepwater Production Inc. ("SDPI"), Shell Consolidated Energy Resources Inc. ("SCERI"), Shell Land & Energy Company ("SLEC"), and Shell Frontier Oil & Gas Inc. ("SFOGI")", all Delaware corporations, on the other, the latter eight parties and their respective Affiliates (as defined below), successors and assigns being collectively referred to as "Producer" or "Producers".

RECITALS

     A. Effective January 1, 1982, SOI and SOC executed that certain Conveyance of Gas Processing Rights (the "Original Conveyance"), which granted to SOC the right to process SOI's gas sold pursuant to certain identified gas sale contracts.

     B. Effective January 1, 1984, SOC assigned its rights under the Original Conveyance to Shell Western E&P Inc. ("SWEPI").

     C. Effective January 1, 1992, the Original Conveyance was amended (the "First Amendment") to provide for a different method of calculating the annual compensation to be paid to SOI by SWEPI and to provide that a list of mineral leases, rather than gas sales contracts, to which the Original Conveyance applied, would be updated annually.

     D. Effective September 1, 1997, the First Amendment was amended ("Second Amendment") solely with respect to certain mineral leases, the production from which was dedicated for Processing at the Venice Plant of Venice Energy Services Company, L.L.C., to confirm SWEPI's ownership of the Gas Processing Rights for those mineral leases.

     E. Effective January 1, 1998, the Second Amendment was amended in its entirety (the "Third Amendment") to (1) recognize and confirm SWEPI's ownership of the Producers' Gas Processing Rights associated with the Equity Gas attributable to the leases listed on Exhibit A to such Third Amendment, including the right to Process Equity Gas, and receive the benefits therefrom, with respect to such leases; (2) confirm that the transfer of such rights to SWEPI was and is binding on Producers as SOI's successors and assigns, and their respective Affiliates, notwithstanding non-compliance by Producer or SWEPI with respect to any provision concerning annual notification requirements of the First Amendment; (3) provide that SWEPI shall be conveyed without further act, the Gas Processing Rights for Equity Gas from any Lease upon the earlier of that point in time (x) when Gas production from such Lease is committed to be transported in an Upstream Pipeline, (y) when such Lease (or unitized portion thereof) begins Gas production to an Upstream Pipeline, or (z) when SWEPI requires a written dedication of Gas Processing Rights for a Lease in connection with SWEPI's efforts to provide Processing capacity for Gas production from



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such Lease,  regardless of whether  Exhibit A is  thereafter  amended to include
Leases; and (4) to make such other changes to the Conveyance as specified in the Third Amendment.

     F. Effective January 12, 1998, SWEPI assigned to Tejas Holdings, LLC all of its rights under the Third Amendment and Tejas Holdings, LLC subsequently assigned all of such rights to Tejas Natural Gas Liquids, LLC.

     G. The parties desire to further amend the Third Amendment to clarify their respective rights and obligations thereunder and to restate the Conveyance in its entirety.

     NOW THEREFORE, in consideration of the mutual agreements, covenants and conditions herein contained, the Parties hereby agree as follows:

1. DEFINITIONS.

     1.1 "Affiliate" means, with respect to any relevant Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such relevant Person in question. As used herein, the term "control" (including its derivatives and similar terms) means owning, directly or indirectly, the power (1) to vote ten percent or more of the voting stock of any such relevant Person and (2) to direct or cause the direction of the management and policies of any such relevant Person.

     1.2 "Annual Information" has the meaning given it in Section 14.

     1.3 "BTU" or "British Thermal Unit" means the quantity of heat required to raise the temperature of one pound of pure water from 58.5 degrees to 59.5 degrees on the Fahrenheit temperature scale at a constant pressure of 14.73 psia. The term "MMBTU" shall mean 1,000,000 BTU's.

     1.4 "Commitment Date" has the meaning given it in Section 3.2.

     1.5 "Consideration Basis" has the meaning given it in Section 6.2.

     1.6 "Conveyance" means the Original Conveyance described in Recital A, as amended to date and by this Agreement and as hereafter amended from time to time.

     1.7 "Cubic foot of Gas" shall mean the volume of Gas contained in one cubic foot of space at a standard pressure base of 14.73 pounds per square inch absolute, and at a standard temperature base of 60 degrees F. Whenever the conditions of pressure and temperature differ from the above standard, conversion of the volume from these conditions to the above stated standard conditions shall be made in accordance with the Ideal Gas Laws, corrected for deviation due to supercompressibility by the methods set forth in ANSI/API 2530, as revised or amended from time to time, and further detailed in American Petroleum Institute Manual of Petroleum Measurement Standards (API MPMS) Chapter 14, Section 2, American Gas Association (AGA) Report Number 3, "Compressibility Factors of Natural Gas and Other Related Hydrocarbons," as revised or amended



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from time to time.  The terms "MCF" and "MMCF" shall mean,  respectively,  1,000
Cubic Feet of Gas and 1,000,000 Cubic Feet of Gas.

     1.8 "Dedicated" means, with respect to a Lease, a Lease owned by a Producer as of or after the Commitment Date.

     1.9 "Equity Gas" means Gas that is produced from a Dedicated Lease and is owned and marketed by, or on behalf of, Producers. Equity Gas shall also include any lessor's royalty Gas that is not taken "in-kind" by lessor and which is marketed by, or on behalf of, Producers. Equity Gas shall exclude the following:

     (i) Gas consumed by a Producer in the development and operation of Dedicated Leases, including, but not limited to, the following operations: drilling; deepening; reworking of wells; compression; Gas lift; treating; separation; operationally integrated power generation; maintenance of facilities; and consumed as fuel in such operations.

     (ii) Gas provided by a Producer to another operator or producer in the general vicinity of such Producer's operations to be used by such operators or producers for purposes similar to those set forth in (i) above; provided, however, if Gas furnished by Producer is used for such purposes, Producer shall keep Processor whole from an economic standpoint for any volumes that are so used.

     (iii)Gas used by a Producer as makeup or non-consent Gas to or for the benefit of third parties as may be required under joint operating, Gas balancing or other similar agreements and produced from wells covered by such agreements or to settle Gas imbalance claims with other mineral and/or leasehold interest owners.

     (iv) Gas used by a Producer to make payment of royalty and/or overriding royalty in kind if required in the Dedicated Leases or instruments pursuant to which such royalties and overriding royalties were created, excluding any overriding royalties held by Affiliates of Producer.

     (v) Gas which is actually used by pipelines for fuel to transport lease production and/or is otherwise flared, lost or unaccounted for prior to delivery to a Plant.

     (vi) Gas  which is  precluded  from  being  produced  or  Processed  due to
          governmental   intervention,   regulations,   laws  or   judicial   or
          administrative orders.

     1.10 "Excludable Gas" means any Equity Gas that contains less than or equal to one GPM of ethane and heavier hydrocarbons as measured at a Field Delivery Point.




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     1.11 "Excluded Lease" means a Lease listed on Exhibit B.

     1.12 "Field Delivery Point" means any point at which Gas being transported in Upstream Pipelines is measured for the purpose of allocating PTR and Products from a Plant.

     1.13 "Gallon" means one U.S. Standard Liquid Gallon of 231 cubic inches, adjusted to a temperature of 60 degrees F and either the equilibrium pressure of the product at 60 degrees F or 14.696 psia, whichever is greater.

     1.14 "Gas" means all vaporized hydrocarbons and vaporized concomitant materials whether produced from wells classified as oil wells or gas wells.

     1.15 "Gas Processing Rights" has the meaning given it in Section 3.1.

     1.16 "Geographical Scope" means that area (i) within the state waters of Louisiana, Texas, Mississippi, Alabama and Florida, (ii) within the federal waters of the United States of America in the Gulf of Mexico, including any portion thereof claimed by Mexico.

     1.17 "GPM" means Gallons per MCF of Gas.

     1.18"Injected Liquids" means liquid hydrocarbons and liquid concomitant materials that are delivered into an Upstream Pipeline.

     1.19 "Lease" means any oil, Gas, and/or mineral lease or interest therein owned now or hereafter acquired by Producers or their Affiliates within the Geographical Scope excluding any lease listed on Exhibit B.

     1.20 "New Volumes" has the meaning given it in Section 2.3.2.

     1.21 "Off-Spec Deliveries" has the meaning given it in Section 5.3.

     1.22 "Person" means any individual or entity, including, without limitation, any corporation, limited liability company, partnership (general or limited), joint venture, association, joint stock company, trust, unincorporated organization or government (including any board, agency, political subdivision or other body thereof).

     1.23 "Plant" means a natural gas processing plant.

     1.24 "Plant Delivery Point" means the point where an Upstream Pipeline interconnects with a Plant.

     1.25 "Plant Redelivery Point" means the point at or near the tailgate of a Plant at which the Residue Gas is redelivered by a Plant into any interstate or intrastate pipeline connected to that Plant.




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     1.26   "Process"  or   "Processing"   means  the  removal  of   liquefiable
hydrocarbons and/or impurities from Gas using mechanical separation, extraction,
condensation,   compression,  absorption,  stripping,  refrigeration,  adiabatic expansion, and other generally accepted natural gas processing methods.

     1.27 "Processor" means Tejas Natural Gas Liquids, LLC and its successors and assigns.

     1.28 "Processor's Retrograde" means (i) liquefiable hydrocarbons that condense from Equity Gas in the Upstream Pipelines listed in Exhibit E, and (ii) any liquid hydrocarbons that are collected in the Plant prior to Processing. Processor's Retrograde shall not include Injected Liquids but shall include any lessor's royalty share of such liquefiable hydrocarbons in clauses (i) and (ii) of this definition not taken "in kind" by lessor.

     1.29 "Producer" means each of those entities listed in the first paragraph of this Agreement and their respective Affiliates, successors and assigns (but as to any such assigns, only to the extent such assigns acquire all or part of a lessee's interest in a Dedicated Lease).

     1.30 "Products" means the individual liquefied hydrocarbons recovered from Equity Gas and/or Processor's Retrograde by Processing including, but not by way of limitation, condensate, natural gasoline, butanes, propane, ethane, and/or any unfractionated mixture thereof including, in each case, such methane as is liquefied and incidentally recovered.

     1.31 "PTR" means plant thermal reduction or the heat content stated in MMBTU's removed from the Equity Gas and/or Processor's Retrograde as a result of Processing including those MMBTU's (i) associated with extraction of Products,
(ii) consumed in the operation of a Plant, and (iii) flared, lost or otherwise unaccounted for in the operation of a Plant.

     1.32 "Quality Specifications" has the meaning given it in Section 5.1.

     1.33 "Raw  Make"  means a combined  stream of  liquefied  hydrocarbons  and
concomitant   materials  extracted  from  Equity  Gas  by  Processing  including
Processor's Retrograde if subsequently combined with the other Raw Make.

     1.34 "Residue Gas" means the portion of Equity Gas remaining after removal of PTR during Processing and available for redelivery to a pipeline at the Plant Redelivery Point.

     1.35 "Slug Liquids" means free water, liquid hydrocarbons and other concomitant materials which are separated from Gas upstream of the Plant Delivery Point.

     1.36 "Transportation Cost" means the cost of transportation of PTR from the wellhead to the Plant Delivery Point.

     1.37 "Termination Date" has the meaning given it in Section 2.2.




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     1.38 "Upstream Pipeline" means any pipeline that transports Gas and/or Slug
Liquids between the Field Delivery Points and the Plant Delivery Points.

2. TERM.

     2.1 Primary and Successive Terms. The term of this Agreement shall begin on the date of this Agreement and continue for a primary term of 20 years, unless sooner terminated under Section 2.2. At the end of the primary term, the term of this Agreement shall be automatically extended for ten successive two year terms, unless sooner terminated under Section 2.2.

     2.2 Termination of Agreement. The Processor or any Producer shall have the right, subject to Section 2.3, to terminate this Agreement as to such Producer at the end of the primary term or at the end of any successive two year term thereafter ("Termination Date") by giving written notice of termination, in accordance with Section 18.6, no sooner than 20 nor later than 18 months prior to the expiration of the then effective primary term or two year successive term.

     2.3 Survival Provision.

     2.3.1 Post Termination: Continuation as to Committed Leases. Notwithstanding termination of this Agreement pursuant to Section 2.2 above (but not Section 2.4), the Gas Processing Rights held by Processor and all the provisions of this Agreement shall continue in full force and effect with respect to each Dedicated Lease until the expiration of such Dedicated Lease.

     2.3.2 Post Termination: Proposals for New Volumes. For a period of 20 years after the Termination Date, as to Leases (other than Dedicated Leases) from which Gas is discovered to be ultimately produced by Producers ("New Volumes"), Producers agree to provide Processor with notice of the estimated quantity of New Volumes and the estimated date on which such New Volumes will be available for Processing as soon as reasonably practicable. Producers further agree that they will provide Processor a nonexclusive opportunity to submit a proposal to Process the New Volumes. If, in the sole discretion of the Producer offering the New Volumes, the proposal of Processor is not acceptable, then the Producer will notify Processor of such, without any obligation to disclose terms or conditions of, or differences between, other proposals. The Producer will then enter into negotiations with Processor for no more than a 15 day period in an effort to enter into agreements concerning the New Volumes. If Processor and Producer do not enter into such mutually agreeable Processing agreements within the 15 day period, then Producer shall be free to deliver and/or dedicate said New Volumes, in their sole discretion, and for any purpose, to a third party.

     2.4 Early Termination of Entire Agreement Due To Unprofitable Processing.

     2.4.1 Right to Terminate. If for any 12 month period, the expenses of Processor incurred in Processing Equity Gas exceed revenues obtained therefrom, then Processor may, at its sole option, terminate this Agreement upon delivery to all Producers of notice to terminate in accordance with Section 18.6. After delivery of such notice, at the written request of Processor or any Producer, the Processor and such Producer shall enter into exclusive good faith negotiations for



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a period of 90 days from  delivery of notice of  termination  to  negotiate  the terms and conditions of a mutually agreeable alternative Processing arrangement. If the Processor and Producer are unable to negotiate and execute the definitive agreement for such alternative Processing arrangement within the 90-day period, then any Producer that has not entered into such a definitive agreement shall be free to negotiate and enter into an agreement with any one or more third parties for Processing services; provided, however, that the terms agreed to between such Producer and a potential third party processor for Processing services are, taken as a whole, more favorable to the Producer than the latest terms for Processing services previously offered by Processor to Producer during such 90-day period.

     2.4.2 Obligation to Continue Processing. Processor shall continue to process Equity Gas for each Producer until the earlier of (i) 12 months after the expiration of the 90 day period, or (ii) the effective date of the Producer's new third party processing agreement with respect to such Gas. In any such case, if Processor's expenses incurred exceed the revenues obtained through Processing a Producer's Equity Gas in any given month, such Producer shall reimburse Processor on a monthly basis the difference between the Processor's expenses and revenues for such month. Producer shall pay Processor any cash due no later than 60 days following the end of the month in which the Producer's Equity Gas is delivered for Processing.

3. ASSIGNMENT OF GAS PROCESSING RIGHTS.

     3.1 Grant of Processing Rights. Subject to the other provisions of this Agreement, Producers hereby grant, sell, transfer, convey and assign to Processor the following (the "Gas Processing Rights"):

     (1)  the  exclusive  right  to  process  any  and  all  Equity  Gas for the
          extraction  and  retention  of  liquefiable   hydrocarbons  and  other
          constituents of Raw Make and/or Products;

     (2) all title, interest and /or ownership in Raw Make and/or Products recovered from Processing Equity Gas; and

     (3) the right and option to assume all economic burdens and to obtain all economic benefits reserved to the Gas producer under a contract for Processing Equity Gas that is assumed by a Producer in connection with the acquisition of a Lease.

It is the intention of the parties to confer on the Processor all of the economic benefits to be derived from Processing all Gas from Leases, whether derived from Leases currently owned and/or Dedicated or Leases subsequently acquired by a Producer and/or subsequently Dedicated, subject only to (i) rights previously granted by the transferors of subsequently acquired Leases to third parties as provided in Section 3.3 and (ii) the right of Producers under Section
3.2 to transfer, free of Processor's rights under this Agreement, Leases that at the time of transfer are not Dedicated Leases.




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     3.2 Attachment of Gas Processing Rights.  This conveyance of Gas Processing
Rights shall be irrevocable as to "Dedicated Leases". A Lease shall be considered a Dedicated Lease upon the earliest of that point in time (the "Commitment Date"): when (i) when a well is spud on the Lease; (ii) a Plan of Exploration ("POE") or similar document including all or part of the Lease is submitted or amended to the appropriate regulatory agency and a well is or has been spud on any of the Leases included in the POE; (iii) a Development Operations Coordination Document ("DOCD") or similar document including all or part of the Lease is submitted or amended to the appropriate regulatory agency; or (iv) Gas production begins from the Lease. A Lease acquired by a Producer shall become a Dedicated Lease on the later of (1) the effective date of the acquisition of such Lease by Producer if at any time prior to such acquisition an event occurred that would constitute a Commitment Date had the Producer owned an interest in such Lease at the time of such event, or (2) the later Commitment Date for such Lease. Dedicated Leases as of August 1, 1999 are listed on Exhibit A (said Exhibit A to be provided by Producers within 30 days of Producers' execution of this Agreement and verified by Processor within 90 days of receipt of said Exhibit A from Producers). Producer shall have the right to transfer, sell, assign, exchange or otherwise alienate a Lease free of any obligations under this Agreement and without any obligation to the Processor with respect to the Lease prior to the Commitment Date with respect to a Lease.

     3.3 Producers Nondisturbance Covenant; Prior Reservations or Contracts. Excepting Producers' rights to sell, assign, exchange or otherwise alienate Leases as provided for in Section 3.2, Producers agree not to make any assignment or conveyance of, or enter into any other obligation concerning Gas Processing Rights with respect to any Lease to the prejudice of Processor or its rights under this Agreement. Producers further agree that, in connection with the acquisition of a Lease, they will not permit the transferor to reserve to itself or convey to any person any right to Process Equity Gas to be produced from the Lease. However, as to any Lease acquired by a Producer subject to a prior grant of rights to Process Equity Gas to be produced under the Lease to Persons other than a Producer, Processor's rights under this Agreement shall be subject to such rights previously granted, to the extent thereof.

     3.4 Processor's Right to Consume PTR. In conveying the Gas Processing Rights under this Agreement, Producers acknowledge and agree that the Equity Gas Processed in a Plant will be subject to a PTR incidental to the exercising of the Gas Processing Rights, and Producers hereby grant to Processor the rights to consume Equity Gas as PTR associated with Processor's Retrograde and Products.

     3.5 Title to Raw Make, Products, Processor's Retrograde and PTR Producers hereby (i) represent and warrant to Processor that title to the liquefiable hydrocarbons in Equity Gas is and will be free from all production burdens, liens and adverse claims, (ii) warrant their right to sell the same and (iii) agree to indemnify, defend and hold harmless Processor against all claims to said liquefiable hydrocarbons arising (x) by, through, or under Producers or (y) prior to Producers' delivery of said liquefiable hydrocarbons to Processor. The transfer of title to, and risk of loss for, the extracted liquefiable hydrocarbons shall pass to Processor at the meters for Raw Make and/or Products, as appropriate, of the applicable Plant. As between the parties, Producers shall be deemed to be in exclusive control and possession of the liquefiable hydrocarbons prior to such transfer of title to Processor. The Processor and Producers acknowledge and agree that title to PTR does not pass to Processor.

     3.6 Limitations on Upstream Processing.

     3.6.1 Producer's Operational Requirements. Producers agree that, except as dictated by operational requirements, including the need to meet pipeline specifications, they will not remove or permit to be removed any liquefiable hydrocarbons from Equity Gas upstream of the Plants except for liquefiable hydrocarbons that condense from the gas during transportation to the Plants.

     3.6.2 Processor's Exclusive Rights. The rights granted to Processor herein are exclusive, and Producers shall use their commercially reasonable efforts to ensure that no owner or operator of an Upstream Pipeline shall have or exercise any right or opportunity to Process, or extract Products from, Equity Gas as to which the Gas Processing Rights have been conveyed to Processor under this Agreement.

     3.7 NGL Banks. In the event that any Upstream Pipeline or the shippers on an Upstream Pipeline institute a bona fide mechanism to mitigate inequities that may occur between shippers on such Upstream Pipeline as a result of such shippers' Gas streams containing different liquifiable hydrocarbon compositions being commingled in a pipeline with multiple delivery points located upstream of Gas Processing Plants (an "NGL Bank"), Producers and Processor agree to participate in the NGL Bank so as to confer on Processor the financial benefits and detriments related to such liquifiable hydrocarbons under the terms of the NGL Bank. Producers and Processor agree to execute and deliver to one another such instruments as may be necessary or useful and to take such further actions as may be reasonably necessary to carry out or further evidence the intent of this Section 3.7. Pending execution of such instruments, Producers shall not be required to curtail any Equity Gas production. However, Producers shall ensure Processor receives all financial benefits and detriments referenced in this
Section 3.7 from the date of initiation of the NGL Bank.

4. PROCESSOR'S OBLIGATION TO PROCESS AND REDELIVER; LIMITATIONS.

     4.1 Processor's Obligation to Process and Redeliver Residue Gas. Subject to the provisions of this Agreement, throughout the term of this Agreement and for any subsequent period of time as contemplated by Section 2.3.1, Processor agrees to Process, or cause to be Processed, all Equity Gas. After Processing Equity Gas and/or Slug Liquids and the recovery of the Raw Make, Products and Processor's Retrograde therefrom, Processor shall deliver or cause to be delivered Producers' Residue Gas to Producers or Producers' designee at the applicable Plant Redelivery Point. 4.2 Temporary Cessation of Processing. If at any time or from time to time Processor reasonably determines that the temporary cessation of Processing Equity Gas at a Plant would not cause curtailment of the applicable Equity Gas, then Processor shall have the option, in its sole discretion, to temporarily cease Processing at that Plant. Processor shall provide Producer with at least two business days notice of any such election to temporarily cease Processing or to subsequently recommence Processing at a Plant and shall not change its election more than two times in a month.

     4.3 Refused Volumes .

     4.3.1 Insufficient Capacity; Option to Refuse Volumes. Processor may, at its option, elect not to Process a volume of Equity Gas that exceeds its available Processing capacity at a Plant ("Refused Volumes") and agrees to provide the applicable Producer with notice of such election as soon as reasonably practicable. If Processor elects not to Process such Refused Volumes, Producer may, nonetheless, by written notice to Processor, require that Processor and Producer enter into exclusive good faith negotiations for a period of 90 days from the date of the notice to negotiate the terms and conditions of a mutually agreeable alternative Processing arrangement for the Refused Volumes that would allow Processor in its sole judgment to economically acquire or construct additional capacity at the Plant. If within the 90 day period Processor and Producer are unable to negotiate and execute such a definitive agreement, then Producer shall be free to negotiate with any third party for Processing services for the Refused Volumes for a primary terms not to exceed one year and Processor shall have no further obligation to negotiate with Producer. In any event, Processor shall have no obligation to acquire or construct new capacity. Producers shall make a reasonable effort to deliver Equity Gas to Upstream Pipelines that will subsequently deliver it to Plants in which Processor has sufficient capacity to Process such Equity Gas.

     4.3.2 Option to Reacquire Refused Volumes. Processor shall have the option, exercisable by three months written notice to the Producers, to acquire the right to Process such Refused Volumes beginning on any anniversary date of the third party agreement and may do so without prejudice to subsequent exercise of its rights under Section 4.3.1.

     4.4 Excludable Gas.

     4.4.1 Option to Exclude Certain Gas Processor may, at its option, elect to not Process all or any part of Equity Gas that contains less than or equal to one GPM of ethane and heavier hydrocarbons as measured at a Field Delivery Point ("Excludable Gas") and agrees to provide the applicable Producer with notice of such election as soon as reasonably practicable. If Processor elects not to Process such Excludable Gas, a Producer may, nonetheless, by written notice to Processor, require that Processor and Producer enter into exclusive good faith negotiations for a period of 90 days from the date of the notice to negotiate the terms and conditions of a mutually agreeable alternative Processing arrangement for the Excludable Gas. If within the 90 day-period Processor and Producer are unable to negotiate and execute a definitive agreement related thereto, then Producer shall be free to negotiate with any third party for Processing services for the Excludable Gas for a primary term not to exceed one year and Processor shall have no further obligation to negotiate with Producer.

     4.4.2 Terms of Continued Processing Pending Third Party Contract. Upon the written request of a Producer, Processor shall continue to Process such Producer's Excludable Gas until the earlier of (i) 12 months after the expiration of the 90 day period referenced in Section 4.4.1, or (ii) the effective date of the new third party Processing agreement. In any such case, if

Processor's expenses incurred exceed revenues obtained from Processing a Producer's Excludable Gas in any given month during that period of time, such Producer shall reimburse Processor on a monthly basis the difference between the Processor's expenses and revenues for such month. Producer shall pay Processor any cash due no later than 60 days following the end of the month in which the Producer's Excludable Gas is delivered for Processing.

     4.4.3 Option to Reacquire Excludable Gas. Processor shall have the option, exercisable by three months written notice to the Producers, to acquire the right to Process any Excludable Gas under this Agreement beginning on any anniversary date of the third party agreement and may do so without prejudice to subsequent exercise of its rights under Section 4.4.1.

     4.5 Unprofitable Plant.

     4.5.1 Right to Close Unprofitable Plant. If for any 12 month period, expenses of operating one or more Plants that Process Equity Gas exceed revenues obtained from Processing, then Processor shall have the right upon at least 90 day's prior written notice to all affected Producers in accordance with Section
18.6 to elect to shut down any such Plant for a continuous period of at least one year and, if such Equity Gas cannot be delivered to another Plant, to exclude the Equity Gas delivered to the shut down Plant from this Agreement. After delivery of such notice, at the written request of Processor or any Producer, the Processor and Producer shall enter into exclusive good faith negotiations for a period of 90 days from delivery of such notice to negotiate the terms and conditions of a mutually agreeable alternative Processing arrangement for the Equity Gas delivered to the Plant that would allow the Plant to remain profitable. If the Processor and Producer are unable to negotiate and execute the definitive agreement for such alternative Processing arrangement within the 90-day period, then any Producer that has not entered into such a definitive agreement shall be free to negotiate and enter into an agreement with any one or more third parties for Processing services; provided, however, that the terms agreed to between such Producer and a potential third party processor for Processing services are, taken as a whole, more favorable to the Producer than the latest terms for Processing services previously offered by Processor to Producer during such 90-day period. The parties shall promptly amend Exhibit B to include among Excluded Leases any Lease that is excluded from this agreement under the terms of this Section 4.5.1.

     4.5.2 Terms of Continued Processing. Upon the written request of a Producer, Processor shall continue to process such Equity Gas at the Plant for a period of time not to exceed 12 months after the expiration of the 90 day period. In any such case, if Processor's expenses incurred exceed the revenues obtained through Processing such Producer's Equity Gas in any given month during that period of time, such Producer shall reimburse Processor on a monthly basis the difference between the Processor's expenses and revenues for the month. Producer shall pay Processor any cash due no later than 60 days following the end of the month in which the Equity Gas is delivered for Processing.

     4.6 Suspension in Case of Dangerous Condition. If any of Producer's operations or any of the Equity Gas or Slug Liquids delivered hereunder create a condition that, in the exclusive judgment of Processor, may endanger the Plant or property of Processor or the lives or property of Processor's employees or any third party, Processor may, without liability, immediately discontinue receipt of Equity Gas and/or Slug Liquids, as the case may be, until the condition has been remedied to the reasonable satisfaction of Processor.

5. SPECIFICATIONS FOR GAS AND SLUG LIQUIDS.

     5.1 Quality Specifications. Producers shall deliver Equity Gas and Injected Liquids to each Field Delivery Point in conformity with the specifications of the applicable Upstream Pipeline (the "Quality Specifications").

     5.2 Testing. The determination as to the conformity of Equity Gas or Injected Liquids to the Quality Specifications shall be made by Processor in accordance with generally accepted procedures of the gas processing industry. Such determinations shall be made as often as Processor deems necessary, and Producer may witness such determinations or make joint determinations with its own appliances. If in Producer's judgment, the result of any such test or determination is inaccurate, Processor, at Producer's request, will again conduct the questioned test or determination, and the costs of such additional test or determination shall be borne by Producer unless same shows the original test or determination to be materially inaccurate.

     5.3 Off-Spec Deliveries. If any of Equity Gas or Injected Liquids delivered at a Field Delivery Point fail to meet the Quality Specifications ("Off-Spec Deliveries"), Processor, subject to the provisions of Sections 5.4, 5.5 and 5.6, at its sole option, may accept or notify the appropriate Producer to discontinue or curtail such Off-Spec Deliveries. Processor's acceptance of Off-Spec Deliveries shall not be deemed a waiver of Processor's right to later reject such Off-Spec Deliveries, nor shall acceptance of Off-Spec Deliveries from one Field Delivery Point require Processor to accept similar Off-Spec Deliveries from any other Field Delivery Point.

     5.4 Notification of Non-Conformity; Rejection of Delivery. Processor shall notify a Producer of any Off-Spec Deliveries, and Producer shall make a diligent effort to conform such Equity Gas and/or Injected Liquids to the Quality Specifications. If any Producer reasonably concludes that it cannot economically deliver Equity Gas and/or Injected Liquids conforming to the Quality Specifications, then such Producer shall so advise Processor in writing within 30 days after receipt of Processor's notice. Within 30 days after receipt of Producer's notice, Processor shall give notice to the Producer in writing of its election to accept or reject such Off-Spec Deliveries. If Processor rejects such Off-Spec Deliveries, then upon receipt of said notice by such Producer, this Agreement will be suspended with respect to the Field Delivery Points with such Off-Spec Deliveries until such time as the Off-Spec Deliveries conform to the Quality Specifications or Processor subsequently notifies such Producer of its acceptance of the Off-Spec Deliveries.

     5.5 Acceptance of Nonconforming Product. If Processor accepts such Off-Spec Deliveries, Processor, after written notice to Producers as specified in Section 5.4, may charge Producers any reasonable costs incurred by Processor to monitor the quality of Equity Gas and/or Injected Liquids and bring them within the Quality Specifications. Processor shall invoice Producer on a monthly basis for any such costs, the payment of which shall be due and payable within 30 days after Produce's receipt thereof.

     5.6 Processor's Limited Commitment to Accept Non-Conforming Product. Notwithstanding the provisions of Sections 5.3, 5.4 and 5.5, Processor agrees that it will use reasonable efforts to continue acceptance of a Producer's Off-Spec Deliveries for Processing in those cases where (i) Section 4.6 does not apply and (ii) the acceptance of such Off-Spec Deliveries does not (x) cause damage to the Plant, (y) render the Plant unable to meet applicable specifications of the pipelines receiving Residue Gas at the Plant Redelivery Points or of the purchaser or transporter of the Products from the Plant, or (z) does not cause the Plant to violate applicable emissions permits or other regulatory requirements.

     5.7 Specifications for Residue Gas Redelivered by Processor. The Residue Gas redelivered by Processor shall comply with the Quality Specifications in effect on the date of delivery to the transporter receiving such Residue Gas at the Plant Redelivery Point if that Equity Gas and/or Injected Liquids meets the Quality Specifications upon delivery to the Upstream Pipeline at the Field Delivery Point or Processor has elected to accept Off-Spec Deliveries under the conditions of Sections 5.5 and 5.6 of this Agreement.

     5.8 Off Spec Pipeline. Nothing in this Agreement shall require Processor to accept delivery of any Gas that does not conform to the Quality Specifications at the Plant Delivery Point.

6. CONSIDERATION

     6.1 Payment . During the term of this Agreement, Processor agrees for each Plant to pay to each of the respective Producers delivering Equity Gas to such Plant, a cash amount equal to the product of:

     (1) the Consideration Basis as defined in Section 6.2 for the respective Plant for such Producer's Equity Gas Processed at such Plant; and

     (2)  the PTR for (1) such Producer's Equity Gas Processed at such Plant and
          (2) any Processor's Retrograde associated with such Producer's Equity Gas.

     6.2 Consideration Basis. For purposes of Section 6.1, at the beginning of each calendar month, the Consideration Basis shall be the respective adjusted index price listed by Plant and Upstream Pipeline, as applicable, on Exhibit C (Inside FERC) for all Producers' Equity Gas processed; provided, however, Processor may elect to change the Consideration Basis from the adjusted index price listed on Exhibit C to the respective adjusted index price listed on Exhibit D (Gas Daily) for all Producers' Equity Gas processed. Processor shall provide notice of such election to Producers no later than 3:00 p.m. Houston, Texas time on the last business day of the month preceeding the month during which such election is to be effective. If Processor elects to change the Consideration Basis from Exhibit C to Exhibit D, the Consideration Basis shall be the arithmetic average of the daily postings for all days of the month for the applicable indices (the preceeding Friday's posting will be used for the following Saturdays and Sundays in such calculation).

     6.3 Consideration Timing. Processor shall pay Producer the applicable consideration set forth in Section 6.1 no later than 60 days following the last day of the month in which subject PTR and Processor's Retrograde is delivered to a Plant.

     6.4 Consideration Basis Updates. Processor and Producers shall periodically amend Exhibits C and D, as appropriate, if (i) another Plant is added by Processor, (ii) the price indexes listed in Exhibits C or D are no longer available or (iii) different index prices would, in the reasonable judgment of Processor and Producers, more accurately represent market conditions. Any new Consideration Basis shall represent either (i) the price of Gas at the Field Delivery Point of the Upstream Pipeline that is connected to a respective Plant, multiplied by 1.05 or (ii) the price of the Gas at another mutually agreeable location, whichever more closely represents the value of the Gas at the Plant Redelivery Point.

     6.5 Processor Provided PTR. Producers acknowledge that Processor currently is and may from time to time be required to provide PTR at a particular Plant for Producer's Equity Gas Processed at such Plant for Processor's own account (for example, aggregation of PTR for Plant owners and third parties who process Gas at the Calumet Plant on Trunkline pipeline). Producers agree that Processor has the right to provide PTR for Producer's Equity Gas Processed at such Plant(s) for Processor's own account as may be required from time to time. Processor agrees to initiate any such change from Producers providing PTR to Processor providing PTR on the first day of a month and to provide Producers with at least ten days notice of any such change. During any period of time that Processor provides PTR for its own account as allowed under this Section 6.5, no consideration under Section 6.1 is due to the Producers for any such PTR provided by Processor.

7. PTR AND PTR TRANSPORTATION

     Producers, at their sole expense, shall provide, or cause to be provided, the PTR and the transportation for (i) the PTR associated with the Processing of Equity Gas and (ii) Processor's Retrograde from the wellhead to the Plant Delivery Point, for all Equity Gas and Processor's Retrograde subject to the payment of consideration under Section 6.1. Producers shall also pay for all necessary facilities to cause the Equity Gas and/or Injected Liquids to meet the Quality Specifications and all other costs associated with delivering such PTR and Processor's Retrograde to the Plant Delivery Point. If Processor provides PTR for its own account under Section 6.5, Processor shall provide, or cause to be provided, transportation for such PTR at its sole expense

8. ROYALTY

     8.1 Responsibility for Royalty Payments. As between Processor and Producers, the obligation to pay royalty due on Equity Gas production and Processor's Retrograde, including but not limited to the Products recovered through Processing, shall be divided as follows:

     (a) Producers shall remain fully liable to remit payment to the Department of the Interior, the Minerals Management Service, the States of Louisiana, Texas, Mississippi, Alabama and Florida, and any private lessors who are not federal or state lessors, for any royalty and severance taxes due on all hydrocarbon production; and

     (b) Processor shall fully reimburse Producers for any royalty payments required by the Department of the Interior, the Minerals Management Service, the States of Louisiana, Texas, Mississippi, Alabama and Florida, and any private lessors who are not federal or state lessors, on any Incremental Value (as defined hereafter) associated with Processing the Equity Gas and Processor's Retrograde. "Incremental Value" is defined as the value of the NGL Products extracted from the Equity Gas and Processor's Retrograde less (i) the value of the PTR as a Gas and (ii) any other expenses or allowances associated with Processing that are allowed as deductions for royalty purposes under a Lease. Prices used to determine the value of the NGL Products and PTR shall be those that are recognized by the respective lessor. Processor will tender such monthly payments of cash on or before 60 days following the calendar month in which Equity Gas was delivered to the Plant Delivery Point for Processing.

     (c) Producers and Processor agree to work together to establish a process to ensure that all information required for the calculation of royalty payments to be made under the terms of this Section 8 is exchanged in a timely manner.

     8.2 Delivery of Royalty Taken In Kind. Any request by a private, state or federal governmental lessor to take royalty production in kind for any Raw Make or Products recovered through Processing shall, if lawful, be fulfilled by Processor's delivery to the lessor or its designee of such in kind royalty at a specified location, all as may be required in accord with properly promulgated notices, regulations, or lease terms and to the extent that such delivery by Processor is approved (if required) by private, state or federal lessor. In such case, Processor shall be entitled to recover all costs allowed by statute, regulation or lease term including but not limited to costs of transportation and administrative services. In the event that Processor is prohibited from fulfilling such in kind royalty requests by the private state or federal lessor, then Processor shall be relieved of such obligation but shall tender to Producers an amount of Raw Make or Products recovered from Processing sufficient to fulfill such obligations at a mutually agreeable delivery point.

     8.3 Compliance with Federal Acts. As between Processor and Producers, Processor agrees to fulfill Producers' obligation under Section 8(b)(7) of the Outer Continental Shelf Lands Act of 1978 by offering Processor's Retrograde and Products recovered through processing at the market value and point of delivery provided by regulators to small and independent refiners as defined in the Emergency Petroleum Allocations Act of 1973. Processor shall be entitled to retain the proceeds derived from such sale. In the event Processor is prevented for any reason from fulfilling this obligation, Processor shall tender to Producers' sufficient volumes of such Processor's Retrograde and Products sufficient for Producers themselves to fulfill such obligation, and Producers shall reimburse Processor for such liquids at a mutually agreed price which shall include the cost of handling and administration of such sales. Producer shall be entitled to retain the proceeds derived from such sale.

9. METERING, ANALYSIS, AND ALLOCATION

     9.1 Gas Metering, Analysis and Reports.

     9.1.1 Producers shall be responsible for the metering at the Field Delivery Points of all Equity Gas and Injected Liquids, the calibration of such meters and any disputes with respect to such metering. Producers agree to use reasonable efforts to cause Gas meters to be tested on a minimum 45 day frequency for correct calibration and agree to provide, or cause to be provided, to Processor reasonable access to all meters.

     9.1.2 Producers shall furnish to Processor such statements as Processor may reasonably require to show the volume in MCF of Equity Gas delivered to Upstream Pipelines during a month at each of Producers' Field Delivery Points no later than the tenth business day of the month immediately following the month in which such Gas is delivered to the Upstream Pipeline. This information may be conveyed by facsimile transmission, with subsequent written confirmation, if necessary to meet the aforesaid deadline.

     9.1.3 Producers shall furnish to Processor a representative sample of Equity Gas measured at each Field Delivery Point that identifies GPM for each liquefiable hydrocarbon component in accordance with generally accepted industry standards by no later than the tenth business day of the month immediately following the month in which such Gas is delivered to the Upstream Pipeline. This information may be conveyed by facsimile transmission, with subsequent written confirmation, if necessary to meet the aforementioned deadline.

     9.2 Liquids Metering and Analysis. Processor shall be responsible for the metering and analysis of all liquefiable hydrocarbons extracted from Equity Gas, calibration of such meters and any disputes with respect to such metering. Processor agrees to cause such liquids meters to be tested on a minimum 45 day frequency for correct calibration and agrees to provide, or cause to be provided to Producers, reasonable access to such meters.

     9.3 Meter Failure. In the case of the failure of any measurement meter of a Plant with multiple Gas suppliers, the residue stream attributable to Equity Gas production shall be determined and allotted to Producers according to the provisions of either the applicable agreement controlling the construction and operation of the Plant involved or according to related agreements executed between the owners of the Plant and the owners of any Upstream Pipeline.

10. INDEMNITY.

     Processor hereby indemnifies and holds Producers harmless against any and all claims, demands, and causes of action of any kind and all losses, damages, costs, and expenses (including court costs and reasonable attorneys' fees) arising from injuries to persons or property attributable to the Equity Gas or Processor's Retrograde, after delivery thereof has been made to Processor at a

Plant Delivery Point. Producers hereby indemnify and hold Processor harmless against any and all claims, demands, and causes of action of any kind and all losses, damages, costs, and expenses (including court costs and reasonable attorneys' fees) arising from injuries to persons or property attributable to the Equity Gas or Injected Liquids, including but not limited to Processor's Retrograde prior to delivery to Processor at the Plant Delivery Point(s) and after Producer's share of the Residue Gas and Products (if applicable under Section 8.2) is delivered to Producer or Producer's designee at the Plant Redelivery Point(s).

11. CURTAILMENT

     11.1 Mutual Agreement Not to Curtail or Withhold. Producers agree not to unreasonably or arbitrarily withhold production of Equity Gas solely to prejudice the rights granted to Processor hereunder. However, Producers will have no liability to Processor under this Agreement if production is restricted or curtailed for any good faith reason. Likewise, Processor agrees not to arbitrarily withhold Processing services solely to prejudice the rights granted to Producer hereunder. In any such case, Processor shall have no liability to Producer if Processing services are withheld for any good faith reason.

     11.2 Limited Right to Interrupt Performance for Maintenance, etc.. Processor and any Producer may, without liability, interrupt its performance hereunder for the purpose of making necessary or desirable inspections, maintenance, repairs, alterations and replacements; and the Processor or Producer requiring such relief shall give to the other reasonable notice of its intention to interrupt its performance hereunder, except in cases of emergency where such notice is impracticable or in cases where the operations of the other party will not be affected. The Processor or Producer requiring such relief shall endeavor to arrange such interruptions so as to minimize any adverse economic effect on the other party.

12. FORCE MAJEURE

     12.1 Performance Excused. If either Processor or any Producer is rendered unable, wholly or in part by Force Majeure to perform its obligations under this Agreement, other than the obligation to make payments then due or thereafter becoming due as a result of performance of an obligation prior to such Force Majeure, it is agreed that performance of the respective obligations of Processor and such Producer hereunder, so far as they are affected by such Force Majeure, shall be suspended from the inception of any such inability until it is corrected, but for no longer period. The party claiming such inability shall give notice thereof to the other party as soon as reasonably practicable after the occurrence of the Force Majeure. The party claiming such inability shall promptly correct such inability to the extent it may be corrected through the exercise of reasonable diligence. Neither party shall be liable to the other for any losses or damages, regardless of the nature thereof and howsoever occurring, whether such losses or damages be direct or indirect, immediate or remote, by reason of, caused by, arising out of, or in any way attributable to the suspension or performance of any obligation of either party to the extent that such suspension occurs because a party is rendered unable, wholly or in part, by Force Majeure to perform its obligations.

     12.2 Force Majeure Defined. For purposes of this Agreement, the term "Force Majeure" shall mean an event, which (i) is not within the reasonable control of the party claiming suspension, and which by the exercise of reasonable diligence such party is unable to overcome or (ii) acts of God; strikes, lockouts or other industrial disturbances, acts of the public enemy, wars, blockades, insurrections, civil disturbances and riots, and epidemics; landslides, lightning, earthquakes, fires, storms, hurricanes and threats of hurricanes, floods and washouts; arrests, orders, requests, directives, restraints and requirements of the government and governmental agencies, either federal or state, civil or military; explosions, breakage or accident to machinery, equipment or lines of pipe and outages (shutdowns) of equipment, machinery or lines of pipe. The term "Force Majeure" shall also include any event of force majeure occurring with respect to the facilities or services of either party's suppliers or customers delivering or receiving any Raw Make, Products, Slug Liquids, Gas, fuel, or other substance necessary to the performance of such party's obligations, and shall also include curtailment or interruption of deliveries or services by such third party suppliers or customers as a result of an event of force majeure.

13. AUDIT RIGHTS

     For a period of two years following any statement or payment hereunder or such other period of time, if any, as may be prescribed under applicable COPAS standards, Producers or Processor or any third party representative thereof shall have the right, at its expense, upon reasonable notice and at reasonable times, to examine the books and records of the other party hereto, to the extent reasonably necessary to verify the accuracy of any such statement or payment under this Agreement. In addition, Processor and Producer shall be required to retain all records, contracts and files pertaining to royalty payments for the period of time necessary to comply with contractual or regulatory obligations to lessors, and the same shall be made available upon reasonable notice to the other parties hereunder.

14. NOTIFICATIONS.

     14.1 Annual Information. On or before September 1 of each year, each Producer shall provide to Processor, without warranty as to accuracy, in reasonable form and substance, Producer's projected volumes and Gas richness (best available composition data) at each existing and projected Field Delivery Point by prospect, Upstream Pipeline and year for the following ten year period. Producers' current "C" volume exploration models or other statistical production models shall be included but may be reported in aggregate. Such provided information shall be referred to collectively as, the "Annual Information". Producers shall also inform Processor as part of the Annual Information of any plans to purchase or sell Dedicated Lease(s).

     14.2 Notice of Material Changes to Annual Information. Processor and Producers shall review the Annual Information regularly. Producer shall advise Processor as soon as reasonably practicable of any changes to the Annual Information that could materially impact Processor's plans to Process the projected Equity Gas Volumes.

     14.3 Notice of Proposed Transfers of Dedicated Leases. In addition to notifying Processor as a part of the Annual Information, Producers shall notify Processor, as soon as reasonably practicable, of, but in any case prior to, any efforts to sell, exchange, or otherwise assign any Dedicated Lease, and Processor shall inform the Producer of its intent to reserve or release such Dedicated Lease from this Agreement.

     14.4 Notice of Pending Transportation Agreements. Each Producer shall notify Processor as soon as reasonably practicable of any ongoing or planned negotiation for the transportation of Equity Gas in an Upstream Pipeline, in order to facilitate Processor's entering into a Gas Processing Agreement for such Equity Gas. Processor and Producer agree to enter into such transportation and Gas Processing contracts contemporaneously, to the extent reasonably practicable and provided that a Producer shall not be obligated to delay entry into any transportation contract when such Producer reasonably believes such delay will result in curtailment of Equity Gas.

     14.5 Notice of Scheduled Plant Downtime. Processor agrees to notify Producers as soon as reasonably practicable of any scheduled Plant downtime that could impact Producer's ability to continue to produce Equity Gas.

15. CONFIDENTIALITY

     15.1 General Producers or Processor shall not disclose the terms of this Agreement (or the results of any audit pursuant to Section 13) to a third party (other than the employees, lenders, counsel, consultants, or accountants of a Processor or a Producer who have agreed to keep such terms confidential) except
(i) in order to comply with any applicable law, order, regulation or exchange rule, (ii) in connection with bona fide negotiations with a potential third party transferee of a Dedicated Lease or (iii) in connection with bona fide negotiations involving the acquisition or construction of Plant capacity or negotiations on contracts for third party Gas Processing agreements. Each party shall notify the other party of any proceeding of which it is aware which may result in disclosure and use reasonable efforts to prevent or limit the disclosure. Such confidentiality obligations shall terminate two years after the Termination Date.

     15.2 Annual Information. Processor hereby agrees to maintain Annual Information as confidential and agrees to disclose Annual Information only (i) to employees, lenders, counsel, consultants, or accountants of Processor or an Affiliate of Processor, who need to know and agree to maintain the confidentiality of such Annual Information, and (ii) to the extent necessary to comply with any applicable law, order, regulation or exchange rule. Processor shall notify the applicable Producers of any proceeding of which it is aware which may result in disclosure and use reasonable efforts to prevent or limit the disclosure. Such confidentiality obligations shall terminate two years after the Termination Date.

16. DISPUTE RESOLUTION

     16.1 Arbitration. Producers and Processor hereby agree that any claim, controversy or dispute arising among the parties or their successors in interest or between any of them relating to this Agreement, or any of their respective rights, duties or obligations under or in connection with this Agreement (a "Dispute"), if not resolved by the parties in the ordinary course of business or under the procedures set forth in this Section 16, shall with reasonable promptness be submitted to and determined by binding arbitration in Houston, Texas in accordance with the commercial arbitration rules of the American Arbitration Association ("AAA") then in effect; and judgment upon any award rendered may be entered in any court having jurisdiction thereof; and any such party may institute proceedings in any court having jurisdiction for the specific performance by any party of any such award. Each of the parties specifically agrees to be bound by any award or determination made in any such arbitration proceeding. This Section 16 will be the sole and exclusive procedure for the resolution of any Dispute, except that any party, without prejudice to the following procedures, may file a complaint to seek preliminary injunctive or other provisional judicial relief in a court of competent jurisdiction, if in its sole judgment, that action is necessary to avoid irreparable damage or to preserve the status quo; provided, however, that any such provisional relief granted shall be vacated or extended upon the determination of the arbitrators.

     16.2 Initiation of Procedures. Any party wishing to initiate the dispute resolution procedures set forth in this Section 16 with respect to a Dispute not resolved in the ordinary course of business must give written notice of the Dispute to the other parties ("Dispute Notice"). The Dispute Notice must include
(1) a statement of that party's position and a summary of arguments supporting that position, and (2) the name and title of (a) the executive responsible for administering this Agreement or the matter in Dispute and who will represent that party and (b) any other person who will accompany the executive in the negotiations under Section 16.3. Within 15 days after delivery of the Dispute Notice, the receiving parties will submit to the other a written response. The response will include (1) a statement of that party's position and a summary of arguments supporting that position, and (2) the name and title of (x) the executive who will represent that party and (y) any other person who will accompany the executive in the negotiations conducted under Section 16.3.

     16.3 Negotiation Between Executives. If any party has given a Dispute Notice under Section 16.2, the parties will attempt in good faith to resolve the Dispute within 30 days after the receipt of the written response to the Dispute Notice by negotiations between executives identified in Section 16.2. During the 30 days following the receipt of the written response to the Dispute Notice, the executives (identified in Section 16.2) will meet no less than eight hours a day and exhaustively negotiate in good faith and at the expense of all other responsibilities.

     16.4  Binding  Arbitration.  At the end of the 30 day  period  provided  in
Section 16.3, if the executives have been unable to resolve the Dispute, and if a disputing party wishes to submit the Dispute to binding arbitration, the disputing party shall provide to the other disputing party three business days' prior written notice of such disputing party's intention to submit the Dispute to binding arbitration. The other disputing party shall be entitled to join in the submission of the Dispute to binding arbitration in accordance with the commercial arbitration rules of the AAA (expedited procedures). The AAA shall be instructed to choose an arbitrator who shall have a minimum of 15 years experience in the oil and gas processing industry, or such other experience such that he or she is considered an expert on the business of the Processor. Notice of a disputing party's submission of the matter for arbitration shall be given to the other party or parties within three business days thereafter (the "Arbitration Notice"). Upon delivery of the Arbitration Notice by the disputing party, each disputing party shall have 30 days to provide the arbitrator (and the disputing party) with a statement of its position (with supporting documentation) regarding the matter or matters in dispute together with its best and final offer for settlement of the Dispute. The failure to provide a statement of position within this period shall constitute a waiver of a disputing party's right to have such materials considered by the arbitrator. The arbitrator shall consider the statements of position submitted by the disputing parties and shall, within 30 business days after receipt of such materials, issue his or her decision in writing picking one of the statements of position submitted by the disputing parties as the position to be adopted to settle the Dispute. All determinations made by the arbitrator shall be final, conclusive and binding on the disputing parties. Each of the disputing parties will pay one-half of the fees of the arbitrator and all other arbitration fees and expenses and the fees of their respective arbitrators (if required).

17. TRANSFER AND ASSIGNMENT

     17.1 Successors and Assigns. This Agreement shall be binding upon Producers and Processor. Except for an assignment by Processor in connection with the sale of all or a substantial part of Processor's assets, this Agreement shall not be assignable by Processor except with the prior written consent of the affected Producer, or by a Producer, except with the prior written consent of Processor; provided, however, that no such consent may be unreasonably withheld or delayed.

     17.2 Processor's Rights Under Leases. Subject to Section 17.5, Producers hereby agree that it is their intent that, to the extent permitted by law, this Agreement constitutes a conveyance by Producers of a portion of their rights as lessee under the Dedicated Leases and that this Agreement shall bind all persons that now or at any time hereafter have any right as lessee or otherwise under any Dedicated Leases, whether by voluntary transfer, involuntary transfer, or otherwise of Leases. Producers further agree to make any transfer of any Dedicated Lease subject to the terms and conditions of this Agreement and not to transfer Producer's interest in a Dedicated Lease without first requiring the transferee to execute and deliver to Producer and Processor Letter of Attornment in the form attached as Exhibit F.

     17.3 Affiliates of Producer Parties. Subject to Section 17.5, It is the intention of the parties that this Agreement shall bind not only the Producers who are made a party to this Agreement but also their respective Affiliates, successors and assigns. Each Producer covenants and agrees to exercise its best efforts to have each of its Affiliates, successors and assigns that acquires an interest in a Lease become and be made a party to this Agreement and to perform its obligations hereunder.

     17.4 Excepted Leases. As to any Dedicated Leases, or portions thereof, that were transferred or assigned by Producers to third parties during the period of January 1, 1998 through May 30, 1999, inclusive, that were not made subject to the Third Amendment as a condition of any such transfer or assignment ("Excepted Leases"), Processor waives the application of the Third Amendment as to the Excepted Leases, and the parties agree that this Agreement shall not apply to the Excepted Leases.

18. MISCELLANEOUS

     18.1 Title and Captions. All section titles or captions in this Agreement are for convenience of reference only. They are not intended to be part of this Agreement or to in any way define, limit, extend, or describe the scope or intent of any provisions of this Agreement. Except as specifically provided otherwise, reference to "Sections" and "Exhibits" are to Articles and Sections of and Exhibits to this Agreement.

     18.2 Pronouns and Plurals. Whenever the context so requires, any pronoun used in this Agreement includes the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs includes the plural and vice versa.

     18.3 Separability. Each provision of this Agreement shall be considered to be separable and, if, for any reason, any such provision, is determined to be in whole or part invalid and contrary to any existing or future applicable law, such invalidity shall not impair the operation of or affect those portions of this Agreement that are valid, and this Agreement shall be construed and enforced in all respects as if the invalid or unenforceable provision had been omitted.

     18.4 Successors. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns but this provision shall not be deemed to permit any assignment by a party of any of its rights or obligations under this Agreement except as expressly provided herein.

     18.5 Further Actions. Each party agrees to execute and deliver such further instruments and do such further acts and things as may be required or useful to carry out or further evidence the intent and purpose of this Agreement and which are not inconsistent with its terms.

     18.6 Notices All notices or other communications hereunder must be in writing and must be delivered either personally or by (i) facsimile means (delivered during the recipient's regular business hours), (ii) registered or certified mail (postage prepaid and return receipt requested), or (iii) express courier or delivery service, addressed as follows:

Producers:  [Producer]                Processor: Tejas Natural Gas Liquids, LLC
            c/o Shell Offshore, Inc.             1301 McKinney Street, Ste. 700
            200 N. Dairy Ashford                 Houston, TX  77010
            Houston, TX 77079                    Fax #:   (713) 230-1730
            Fax #:  (281) 544-3544               Attn: Vice President-NGL Assets
            Attn:   Team Leader
                           Marketing & Transportation

or at such other address and number as any party shall have previously designated by notice given to the other parties in the manner provided in this Section. Notices shall be deemed given when received during normal business hours if sent by facsimile means (confirmation of such receipt by confirmed facsimile transmission being deemed receipt of communications sent by facsimile means), and when delivered and receipted for (or upon the date of attempted delivery where delivery is refused), if hand-delivered, sent by express courier or delivery service, or sent by certified or registered mail.

     18.7 Amendment only in Writing. No amendment, waiver, modification or change of this Agreement shall be enforceable unless in writing signed by the Party against whom enforcement is sought.

     18.8 Right of Ingress and Egress. To the extent Producers are able to grant such rights, Processor shall have the right of ingress and egress to and from the premises of Producers and to and from the Field Delivery Points for all purposes necessary for the fulfillment of this Agreement.

     18.9 No Special Damages. No party shall be liable for any consequential, incidental, punitive, exemplary, or indirect damages in tort, contract, under any indemnity provision or otherwise.

     18.10 Applicable Law. This Agreement shall be governed by, and construed, interpreted and enforced in accordance with, the substantive law of the state of Louisiana without regard to principles of conflicts of laws.

     18.11 Entire Agreement. This Agreement embodies the entire agreement and understanding between Producers and Processor and supersedes all prior agreements and understandings relating to the subject matter hereof, except that
Section 2 of the Third Amendment is hereby incorporated in this Agreement by reference and shall survive this Agreement as though fully set forth herein.

     18.12 Counterparts. This Agreement may be executed in one or more counterparts and each of such counterparts, for all purposes, shall be deemed to be an original, but all of such counterparts together shall constitute but one and the same instrument, binding upon all parties, notwithstanding that all of the parties may not have executed the same counterpart.

     IN  WITNESS  WHEREOF,   the  parties  hereto,   by  their  duly  authorized
representatives have executed this Agreement effective as of the Effective Date.


         PRODUCERS:


SHELL OIL COMPANY                   WITNESSES:


By:      /s/ B.K. Garrison                  /s/ Cindy Bustillo
Name:  B.K. Garrison
Title:   Attorney-in-Fact                   /s/ illegible signature

SHELL OFFSHORE INC.                 WITNESSES:


By:      /s/ J.W. Kimmel                    /s/ Cindy Bustillo
Name:    J.W. Kimmel
Title:   Attorney-in-Fact                   /s/ illegible signature


SHELL DEEPWATER PRODUCTION INC. WITNESSES:


By:      /s/ J.W. Kimmel                    /s/ Cindy Bustillo
Name:    J.W. Kimmel
Title:   Attorney-in-Fact                   /s/ illegible signature



SHELL DEEPWATER DEWITNESSES:
INC.

By:      /s/ J.W. Kimmel                    /s/ Cindy Bustillo
Name: J.W. Kimmel
Title:   Attorney-in-Fact                   /s/ illegible signature

SHELL CONSOLIDATED ENERGY  WITNESSES:
  RESOURCES INC.


By:      /s/ B.K. Garrison                  /s/ Cindy Bustillo
Name:    B.K. Garrison
Title:   Attorney-in-Fact                   /s/ illegible signature


SHELL LAND & ENERGWITNESSES:


By:      /s/ B.K. Garrison                  /s/ Cindy Bustillo
Name:    B.K. Garrison
Title:   Attorney-in-Fact                   /s/ illegible signature

SHELL FRONTIER OIL & GAS INC.  WITNESSES:


By:      /s/ B.K. Garrison                  /s/ Cindy Bustillo
Name:    B.K. Garrison
Title:   Attorney-in-Fact                   /s/ illegible signature



SHELL EXPLORATION &                 WITNESSES:
           PRODUCTION COMPANY


By:      /s/ Walter van de Vijver   /s/ illegible signature
Name:    Walter van de Vijver
Title: President & CEO                  /s/ illegible signature


PROCESSOR:

TEJAS NATURAL WITNESSES:S, LLC


By:  /s/ A.J. Teague                             /s/ illegible signature
Name: A. J. Teague
Title: President                                 /s/ illegible signature

STATE OF TEXAS
COUNTY OF HARRIS

BEFORE ME, the undersigned Notary Public, on this day personally appeared B.K. Garrison, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he, being fully authorized to do so, executed and delivered the same as Agent and Attorney-in-Fact for Shell Oil Company, a Delaware corporation, on the day and year therein mentioned and as the act and deed of said corporation, for the purpose and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this ____ day of _________,  1999.

                                        /s/ Cindy Bustillo
                                                          Notary Public
My Commission Expires:_______________.
                                        [NOTARY STAMP]


STATE OF TEXAS
COUNTY OF HARRIS

BEFORE ME, the undersigned Notary Public, on this day personally appeared J.W. Kimmel, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he, being fully authorized to do so, executed and delivered the same as Agent and Attorney-in-Fact for Shell Offshore Inc., a Delaware corporation, on the day and year therein mentioned and as the act and deed of said corporation, for the purpose and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this _____  day of ________,  1999.

                                        /s/ Cindy Bustillo
                                                          Notary Public

My Commission Expires_______________.
                                        [NOTARY STAMP]

STATE OF TEXAS
COUNTY OF HARRIS

BEFORE ME, the undersigned Notary Public, on this day personally appeared J.W. Kimmel, be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he, being fully authorized to do so, executed and delivered the same as Agent and Attorney-in-Fact for Shell Deepwater Production Inc., a Delaware corporation, on the day and year therein mentioned and as the act and deed of said corporation, for the purpose and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this ____ day of ________,  1999.


                                        /s/ Cindy Bustillo
                                        Notary Public
My Commission Expires_______________.
                                        [NOTARY STAMP]

STATE OF TEXAS
COUNTY OF HARRIS

BEFORE ME, the undersigned Notary Public, on this day personally appeared J.W. Kimmel, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he, being fully authorized to do so, executed and delivered the same as Agent and Attorney-in-Fact for Shell Deepwater Development Inc., a Delaware corporation, on the day and year therein mentioned and as the act and deed of said corporation, for the purpose and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this ___ day of ________,  1999.

                                         /s/ Cindy Bustillo
                                         Notary Public
My Commission Expires_______________.
                                        [NOTARY STAMP]

STATE OF TEXAS
COUNTY OF HARRIS

BEFORE ME, the undersigned Notary Public, on this day personally appeared B.K. Garrison, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he, being fully authorized to do so, executed and delivered the same as Agent and Attorney-in-Fact for Shell Consolidated Energy Resources Inc., a Delaware corporation, on the day and year therein mentioned and as the act and deed of said corporation, for the purpose and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this _______ day of __________,  1999.

                                           /s/ Cindy Bustillo
                                           Notary Public

My Commission Expires_______________.
                                          [NOTARY STAMP]

STATE OF TEXAS
COUNTY OF HARRIS

BEFORE ME, the undersigned Notary Public, on this day personally appeared B.K. Garrison, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he, being fully authorized to do so, executed and delivered the same as Agent and Attorney-in-Fact for Shell Land & Energy Company, a Delaware corporation, on the day and year therein mentioned and as the act and deed of said corporation, for the purpose and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this _______ day of ___________,  1999.

                                          /s/ Cindy Bustillo
                                          Notary Public
My Commission Expires_______________.
                                          [NOTARY STAMP]

STATE OF TEXAS
COUNTY OF HARRIS

BEFORE ME, the undersigned Notary Public, on this day personally appeared B.K. Garrison, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he, being fully authorized to do so, executed and delivered the same as Agent and Attorney-in-Fact for Shell Frontier Oil & Gas Inc., a Delaware corporation, on the day and year therein mentioned and as the act and deed of said corporation, for the purpose and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this _______ day of ___________,  1999.


                                         /s/ Cindy Bustillo
                                         Notary Public

My Commission Expires_______________.
                                        [NOTARY STAMP]


STATE OF TEXAS
COUNTY OF HARRIS

BEFORE ME, the undersigned Notary Public, on this day personally appeared Walter van de Vijver, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he, being fully authorized to do so, executed and delivered the same as President & CEO for Shell Exploration & Production Company, a Delaware corporation, on the day and year therein mentioned and as the act and deed of said corporation, for the purpose and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this _____ day of ____________, 1999.

                                        /s/ Kathryn W. Coleman
                                        Notary Public
My Commission Expires_______________.
                                        [NOTARY STAMP]

STATE OF TEXAS
COUNTY OF HARRIS

BEFORE ME, the undersigned Notary Public, on this day personally appeared A. J. Teague, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he, being fully authorized to do so, executed and delivered the same as Agent and President for Tejas Natural Gas Liquids, LLC, a Delaware limited liability company, on the day and year therein mentioned and as the act and deed of said corporation, for the purpose and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this _______ day of ____________, 1999.


                                          /s/ Phebia E. Watts
                                          Notary Public

My Commission Expires_______________.
                                          [NOTARY STAMP]

                                    EXHIBIT A

             FOURTH AMENDMENT TO CONVEYANCE OF GAS PROCESSING RIGHTS
                      DEDICATED LEASES AS OF AUGUST 1, 1999

 (to be provided by Producers under the terms of Section 3.2 of this Agreement)

                                   EXHIBIT B

            FOURTH AMENDMENT TO CONVEYANCE OF GAS PROCESSING RIGHTS
                                EXCLUDED LEASES

SUPPLY SOURCE       RECEIPT POINT            RELATED PLANT  / OPERATOR          RELATED PIPELINE

Grand Isle 33       Grand Isle 33            Grand Isle  /  Exxon               Exxon's Grand Isle Gathering System




EXHIBIT C      Page 1 of 2

            FOURTH AMENDMENT TO CONVEYANCE OF GAS PROCESSING RIGHTS
                              CONSIDERATION BASES

PLANT                         CONSIDERATION BASIS
Barracuda                     GMR - Transcontinental Gas Pipeline Corp., Zone 2  (pooling point)

Blue Water                    Average of  GMR -  Tennessee Gas Pipeline, La. & Offshore (zone 1)   x  1.05
                                          GMR -  Columbia Gulf Transmission Co., Louisiana

Burns Point                   GMR - Koch Gateway Pipeline Co., South Louisiana/East Side x  1.05

Calumet
-  ANR                        GMR - ANR Pipeline Co., Louisiana    x   1.05
-  Trunkline                  GMR - Trunkline Gas Co., Louisiana   x   1.05

Garden City/Neptune           Average of  GMR -  Koch Gateway Pipeline Co., South Louisiana/East Side
                                          GMR -  Columbia Gulf Transmission Co., Louisiana
                                          GMR -  Texas Gas Transmission Corp., Zone SL
                                          GMR -  Henry Hub

Iowa                          GMR - Texas Eastern Transmission Corp., West Louisiana zone   x  1.05

N.Terrebonne                  GMR -  Transcontinental Gas Pipeline Corp., Zone 3  (pooling point)

Mobile Bay*                   Average of  GMR - Transcontinental Gas Pipe Line Corp., Mississippi, Alabama less 9.6 cents
(Yellowhammer only)                       GMR -  Florida Gas Transmission Co., Zone 3


Note:    GMR  ==> Inside F.E.R.C.'s  Gas Market Report, First of Month Index

     * Assumes Processor or Processor's agent pays any cost associated with moving all of the Yellowhammer Gas to the Plant.

                              EXHIBIT C Page 2 of 2

            FOURTH AMENDMENT TO CONVEYANCE OF GAS PROCESSING RIGHTS
                              CONSIDERATION BASES

PLANT                        CONSIDERATION BASIS
Pascagoula                   Average of  GMR - Transcontinental Gas Pipe Line Corp., Mississippi, Alabama
                                         GMR -  Koch Gateway Pipeline Co., South Louisiana/East Side
                                         GMR -  Florida Gas Transmission Co., Zone 3
                                         GMR -  Southern Natural Gas, Louisiana
                                         GMR - Tennessee Gas Pipeline, La. & Offshore (zone 1)

Sabine Pass                  GMR - Tennessee Gas Pipeline, La. & Offshore (zone 1)   x   1.05

Sea Robin                    Average of  GMR -  Columbia Gulf Transmission Co., Louisiana
                                                 GMR -  Southern Natural Gas Co., Louisiana

Stingray                     GMR -  Natural Gas Pipeline Co. of America, Louisiana

Toca                         GMR -  Southern Natural Gas, Louisiana   x   1.05

Venice                       Average of  GMR -  Texas Eastern Transmission Corp., East Louisiana zone
                                         GMR -  Columbia Gulf Transmission Co., Louisiana
                                         GMR -  Koch Gateway Pipeline Co., South Louisiana/East Side

Yscloskey                    GMR - Tennessee Gas Pipeline, La. & Offshore (zone 1)   x   1.05

Note:    GMR  ==> Inside F.E.R.C.'s  Gas Market Report, First of Month Index

                             EXHIBIT D Page 1 of 2

             FOURTH AMENDMENT TO CONVEYANCE OF GAS PROCESSING RIGHTS
                               CONSIDERATION BASES

PLANT                      CONSIDERATION BASIS

Barracuda                  GDLM - Transco, St.45

Blue Water                 Average of GDLM - Tennessee, 800 Leg X 1.05
                                      GDLM - Columbia

Burns Point                GDLM - Koch (Zones 2&4) X 1.05

Calumet
- ANR                      GDLM - ANR X 1.05
-Trunkline                 GDLM - Trunkline ELA X 1.05

Garden City/Neptune        Average of GDLM - Koch (Zones 2&4)
                                      GDLM - Columbia
                                      GDLM - Texas Gas SL
                                      GDLM - Henry Hub

Iowa                       GDLM - Texas E. (WLA) X 1.05

N. Terrebonne              GDLM - Transco, St.65

Mobile Bay*                Average of GDMAM - Transco, St 85 less 9.6 cents
(Yellowhammer only)                 GDLM - FGT Z3

GDLM = Gas Daily; Louisiana-Onshore South; Midpoint
GDMAM = Gas Daily; Mississippi-Alabama; Midpoint

     * Assumes Processor or Processor's agent pays any cost associated with moving all of the Yellowhammer Gas to the Plant.

                             EXHIBIT D Page 2 of 2

             FOURTH AMENDMENT TO CONVEYANCE OF GAS PROCESSING RIGHTS
                               CONSIDERATION BASES

PLANT                      CONSIDERATION BASIS

Pascagoula                 Average of  GDMAM - Transco, St 85
                                       GDLM - Koch (Zones 2&4)
                                       GDLM - FGT Z3
                                       GDLM - Sonat
                                       GDLM - Tennessee, 500 Leg

Sabine Pass                GDLM - Tennessee, 800 Leg X 1.05

Sea Robin                  Average of GDLM - Columbia
                                      GDLM - Sonat

Stingray                   GDLM - NGPL (La.)

Toca                       GDLM - Sonat X 1.05

Venice                     Average of GDLM - Texas E. (ELA)
                                      GDLM - Columbia
                                      GDLM - Koch (Zones 2&4)

Yscloskey                  GDLM - Tennessee, 500 Leg X 1.05


GDLM = Gas Daily; Louisiana-Onshore South; Midpoint
GDMAM = Gas Daily; Mississippi-Alabama; Midpoint

                                    EXHIBIT E

             FOURTH AMENDMENT TO CONVEYANCE OF GAS PROCESSING RIGHTS
                 UPSTREAM PIPELINES WITH PROCESSOR'S RETROGRADE


Upstream Pipeline                       Gas Plant        County/Parish

Southern Natural Pipeline               Toca             St, Bernard, LA

Mississippi Canyon Gas Pipeline         Venice           Plaquemines, LA

Destin Pipeline                          Pascagoula      Jackson, MS

                                    EXHIBIT F

             FOURTH AMENDMENT TO CONVEYANCE OF GAS PROCESSING RIGHTS
                                ATTORNMENT LETTER



[Name of Processor]                 [Name of Transferee of Lease]
[Address of Processor]              [Address of Transferee of Lease]

Gentlemen:

              Subject: Transfer of Certain Leases
                       Notification and Consent to Assignment

     1. Agreement for Transfer of Leases. Per prior discussions, your respective offices have been apprised that [name of producer] ("[name of producer]") and [name of transferee] ("Successor Producer") have entered an agreement by which [name of producer] will transfer to Successor Producer (the "Transfer") those certain interests in and to certain properties and leases as described on Exhibits A & B ( the "Properties").

     2. Cognizance of Prior Conveyance of Processing Rights. The parties acknowledge that all gas processing rights associated with the Properties have been conveyed to Processor by virtue of that certain Fourth Amendment to Conveyance of Gas Processing Rights (the "Conveyance of Processing Rights") dated June 30, 1999 by and between Tejas Natural Gas Liquids, LLC ("Processor"), on the one hand, and Shell Oil Company and certain of its named affiliates (collectively, "Producers").

     3. Reservation of Rights by Processor. Processor hereby expressly reserves all its rights under the Conveyance of Processing Rights with respect to the Properties. Successor Processor hereby acknowledges and agrees that it is acquiring the Properties subject to the rights conveyed to Processor in the Conveyance of Processing Rights.

     4. Assumption of Producer's Obligations. Successor Producer hereby assumes and agrees to perform all of the obligations of [name of producer] to Processor, and receives and accepts all rights of [name of producer], under the Conveyance of Processing Rights, insofar as they relate to the Properties.

     5. Consent to Transfer. Processor hereby acknowledges and consents to the Transfer and agrees to render to Successor Producer the performance of Processor's obligations to Producers under the Conveyance of Processing Rights insofar as they relate to the Properties.

     6.   Counterparts.   This  document  may  be  executed  in  any  number  of
counterparts, each of which when combined and taken together, shall be considered but one and the same document.

     7. Covenants Running with the Land. The parties intend that, to the extent permitted by law, this instrument and the Conveyance of Gas Processing Rights shall be considered to be covenants running with the Properties which shall inure to the benefit of, and be binding upon, the successors and assigns of the parties' interests insofar as they relate to the Conveyance of Gas Processing Rights or the Properties.

     Your prompt attention to this matter will be appreciated. Should you have any questions or require further information in this regard, please contact our office.

Yours very truly,



Name
[title]
[NAME OF TRANSFEREE]

Agreed to and approved this ______ day of

______________________, 1999.

By: ___________________________

Title: _________________________



[NAME OF PRODUCER]

Agreed to and approved this ______ day of

_____________________, 1999.

By:

Title:


TEJAS NATURAL GAS LIQUIDS, LLC

Agreed to and approved this ______ day of

 _____________________, 1999.

By:

Title: